CHELSEA
THERAPEUTICS

www.chelseatherapeutics.com

© 2004 Chelsea Therapeutics, Inc.

Exhibit 99.1

NASDAQ: CHTP

Forward-looking Statement
This presentation is being provided for informational and discussion purposes.
This presentation is not intended to provide and should not be relied upon as investment advice or an opinion regarding the appropriateness or suitability of any investment.  Nothing herein should be construed to be an offer to sell, or a solicitation of an offer to buy, any securities.
This presentation contains forward-looking statements regarding future events.
These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially.  These risks and uncertainties include failure to get regulatory approval for our product candidates, market acceptance for approved products, management of rapid growth, risks of regulatory review and clinical trials, intellectual property risks, and the need to acquire additional products.  The reader is referred to the documents that Chelsea Therapeutics International, Ltd. files from time to time with the Securities and Exchange Commission.

NASDAQ: CHTP

Overview
Two platform technologies addressing multiple, high-potential global markets
• Library of
metabolically inert antifolate
compounds with potent anti-
inflammatory, anti-proliferative and immunological activity for
RA,
psoriasis, IBD
and certain cancers
• Co-development of
I-3D portfolio
of DHODH inhibiting compounds for
autoimmune disease and transplant rejection
with Active Biotech AB
Accelerating revenue opportunities through expedited
development of orphan drug candidate
•
Pursuing US/EU Orphan strategy for
Droxidopa
- currently
approved
and
marketed
in Japan by Dainippon Sumitomo Pharma (DSP) for orthostatic
hypotension
Experienced management team with proven development
expertise and extensive industry network
Corporate Overview

NASDAQ: CHTP

INDICATION RESEARCH PRECLINICAL PHASE I PHASE II PHASE III
Droxidopa Neurogenic Orthostatic
Hypotension
CH-1504 Rheumatoid Arthritis
Psoriasis
Inflammatory Bowel Disease
CH-4446 Other Inflammatory Diseases
CH-2308 Oncology
I-3D Rheumatoid Arthritis
Transplant Rejection
Other
Product Pipeline
Corporate Overview

NASDAQ: CHTP

Droxidopa
Droxidopa
• Late stage orphan drug candidate
for the treatment of
neurogenic orthostatic hypotension
•
Acquired
15+ years
of proven
safety and efficacy data
from
Dainippon Sumitomo Pharma to expedite clinical development
• Including European Phase II
• Approved
and marketed in , generating
$50 million in
annual sales
• Significant sales achieved with low price
•
Accelerates
revenue opportunity
and establishes
commercial
infrastructure
Japan

NASDAQ: CHTP

Treating OH
Droxidopa
Orthostatic Hypotension (OH)
• Sudden fall in BP when standing from a sitting/lying position
• Multiple pathologies
• Cardiovascular, Endocrine and Neurological
•
Neurogenic OH
due to
loss of norepinephrine
in the peripheral nervous system
Present treatment does not address neurogenic OH
•
Midodrine
(ProAmatine
®
)
• Increases blood pressure, vasoconstriction, pupil dilation
• Side effects include hypertension, piloerection,
• US Annual Sales approximately $60 million
• Shire, Mylan Pharmaceuticals, Eon Labs,  Impax Laboratories
•
Fludrocortisone
(Florinef
®
)
• Retains Na
+
in blood stream
• Simply adds volume
• Not FDA approved for this indication
• Side effects include hypertension, water & sodium retention, K
+
loss

CHELSEA THERAPEUTICS

HO
HO
OH
COOH
NH2
HO
HO
OH
NH2

NASDAQ: CHTP

Droxidopa
Droxidopa
• Directly decarboxylated by dopa decarboxylase to form NE
• Allows for re-uptake of NE into PNS neurons
• Stored NE available for release upon standing
• Released NE stimulate receptors for vasoconstriction
• Homeostasis mechanisms terminate NE activity
• Metabolism
• Neuronal uptake
• Provides physiological improvement in neurogenic OH patients
Droxidopa Norepinephrine
• Synthetic amino acid “prodrug”
of norepinephrine (NE)
• Replenishes depleted NE by
endogenous enzymatic pathway

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Orphan Strategy
Droxidopa
•
Estimated
120,000 patients
suffer from chronic, symptomatic
neurogenic orthostatic hypotension
~120,000 Total Neurogenic OH
1,000 – 10,000 Multiple System Atrophy (MSA)
~15,000 Pure Autonomic Failure (PAF)
~100,000 Parkinson’s Disease +
Lewy Body Dementia
Estimated Addressable
Patient Population:
Indications Associated with Chronic,
Symptomatic OH:
•
Provides
7 years marketing exclusivity
in U.S,
10 years
in E.U.
•Clock starts at commercialization
•
Chronic, daily oral dosing

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Development Program
Droxidopa
• Filed Orphan Drug Application with FDA in Q3 2006
• Plan filing with EMEA Authorities Q4 2006
• Prepare clinical material with Dainippon Sumitomo Pharma
• Plan Phase III pivotal study with commercial material
• Initiate Pivotal Phase III trials in 2007
• Straight forward clinical end-points
•1 minute standing BP measures
• Plan QOL and Pharmacoeconomics data for price justification
• Retain US rights for marketing and sales
• Potential out-licensing of European commercial rights

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Partnering with Active Biotech
Strategic partnership with Active Biotech to co-develop and
commercialize  I-3D portfolio
• Orally active small molecules that inhibit dihydroorotate dehydrogenase
(DHODH) and thereby DNA synthesis in T-lymphocytes
• Examples: Leflunomide (Arava®) – RA; Teriflunomide – MS Phase III
FK-778 – Transplant rejection Phase II
• Two potential lead compounds
• Expected Phase I trials early 2007
• Potential indications: RA, Transplant rejection, Psoriasis, Lupus
Exclusive North and South American commercial rights to all
compounds
• Split costs of development
• Equal partnership model
I-3D Portfolio

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Rheumatoid Arthritis
I-3D Portfolio
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
14 17 20 23 26 29 32 35 38 41 44 47 50 53 56
Days after Immunization
Control (metocel)
ABR-224050 3 mg/kg
ABR-224050 10 mg/kg
ABR-224050 30 mg/kg
ABR-214658 10 mg/kg

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Transplant Rejection
I-3D Portfolio
In vivo
efficacy in DA to PVG high responder transplant
rejection model
0
10
20
30
40
50
60
70
Control
(Methocel)
Cyclosporin A
(10 mg/kg)
ABR-224050
(10 mg/kg)
ABR-222417
(30 mg/kg)
ABR-222417
(10 mg/kg) +
Cyclosporin A
(5 mg/kg)

NASDAQ: CHTP

Lead Antifolate Candidate
CH-1504
• Metabolically inert antifolate developed by Dr. Gopal Nair,
PhD. in 1999
• Preclinical studies support potential superior efficacy vs.
Methotrexate (MTX)
• Human data show superior tolerability vs. MTX
• MTX remains most widely prescribed RA treatment
• Used in combination with most biologic treatments
• Global sales approx. $400m
CH-1504

NASDAQ: CHTP 14 Chemistry CH-1504

CHELSEA THERAPEUTICS

CH-1504

NH2
N
H2N
N
H2
C
C
H2
O
H
N
O
OH
H2C
O
HO

MTX

NH2
N
N
H2N
N
N
H2
C
N
CH3
OH
O
H
N
O
OH
O
HO

NASDAQ: CHTP 15 Chemistry CH-1504

NASDAQ: CHTP 16 Chemistry CH-1504

CHELSEA THERAPEUTICS

CH-1504

MTX

CH-1504 17 NASDAQ: CHTP

Chemistry

CHELSEA THERAPEUTICS

- ✓
- ✓
- ✓
- ✓
- ✓
- ✓

- ✓
- ✓

NASDAQ: CHTP

Preliminary Proof-of-Concept
Six-month pilot clinical study - Lima, Peru 2002
• CH-1504 vs. MTX
• Open-label, non-randomized, controlled trial design
• 20 Chronic refractory RA patients
• Patient response evaluated using ACR criteria
Swollen joints
Tender joints
Pain
Health Assessment Questionnaire (HAQ)
Patient Global Assessment
Physician Global Assessment
• ACR-accepted PD markers of inflammation
Erythrocyte Sedimentation Rate (ESR)
C-Reactive Protein (CRP)
CH-1504

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SERUM ALT LEVELS
(Mean SEM)
0 4 8 12 16 20 24
0
10
20
30
40
50
CH-1504
MTX
Time (weeks)
Pilot Study Results
(N = # abnormal values)
No elevation in liver enzymes
(3)
(2)
(2)
(3)
(3)
p < 0.05
CH-1504
10% 30 % Infections
10% 10 % Alopecia
10% 0 % Acne
0% 0 % Allergic
0% 20 % Diarrhea
0% 10 % Abdominal Pain
0% 20 % Dyspepsia
0% 20 % Nausea/Vomiting
20% 0 % Somnolence
10% 10 % Dizziness
0% 0 % Withdrawals
0% 0 % SAE
CH-1504 MTX ADVERSE EFFECT

NASDAQ: CHTP

Pilot Study Results
Normalization of ESR and CRP
CH-1504
Erythrocyte Sedimentation Rate
(Mean SEM)
0 4 8 12 16 20 24
0
10
20
30
40
50
60
70
CH-1504
MTX
Time (weeks)
C-Reactive Protein
(Mean SEM)
0 4 8 12 16 20 24
0
10
20
30
CH-1504
MTX
Time (weeks)

NASDAQ: CHTP

Pilot Study Results
Better tolerated with improved efficacy
Pain (day)
(Mean ± SEM)
0 4 8 12 16 20 24
0
2
4
6
8
10
CH-1504
MTX
Time (weeks)
CH-1504
Swollen Joints
(Mean ± SEM)
0 4 8 12 16 20 24
0
2
4
6
8
10
12
14
16
CH-1504
MTX
Time (weeks)

NASDAQ: CHTP

ACR Summary
Possible earlier onset of action
• Week 4:
•
CH-1504
ACR20:
60%
•
MTX
ACR20:
10%
10% 60%
ACR NR
90% 40%
ACR 20
40% 10%
ACR 50
CH-1504 MTX Week 24
Pilot Study Results
CH-1504

NASDAQ: CHTP

Phase I Conclusions
• Safe and well tolerated at all dose levels
• No clinically significant abnormalities
• Steady state reached between day 2 and 3
• Maximum plasma concentrations occur 1-2 hours post dose
• No accumulation of parent compound found in plasma samples at
24 h post dose
• Suitable for a daily dosing regimen
• All I-b dosages were above those that are predicted to be
therapeutically effective
CH-1504

NASDAQ: CHTP

Development Program
Optimizing formulation by converting from free acid to salt
formulation
• Initial formulation led to variation in PK
• Early data suggest formulation as a Salt reduces PK variation
•
Time table for reformulation
Selected salt from approximately 25 commercially viable salts
Complimentary pharmaceutical enhancements ongoing
• Animal toxicology studies,
2H 06
• Bridging toxicology,
2H 06
• Bioequivalence trial,
1H 07
• Maximum tolerated dose trial,
1H 07
• Global Phase II/III,
2H 07
CH-1504

NASDAQ: CHTP

Financial Highlights
Funding Detail
• $14.5M Series A financing priced at $2.62 - December 2004
• $21.5M Private Placement priced at $3.00 - February 2006
Capitalization
• Stock
• Common Stock Outstanding
19,707,129
• Warrants 3,675,440
• Options                    1,591,342
• Fully Diluted Common Stock
24,973,911
• Cash on Hand
$18,954,970
Corporate Overview
(as of 6/30/06)

NASDAQ: CHTP

Going Forward
Publish Results of CH-1504 Pilot Clinical Study
May 06
Journal of Rheumatology 2006, 33:862-4
Present CH-1504 Phase I Data EULAR 2006
June 06
Submit Droxidopa Orphan Drug Application U.S. FDA
Sept  06
Select I-3D Lead Compound for IND Enabling Tox.
Q3 06
Submit Droxidopa Orphan Drug Application EMEA
Q4 06
Initiate I-3D Clinical Trials
1H 07
Conduct CH-1504 Bioequivalence Studies
1H 07
Begin Phase II in RA
2H 07
Publish and Present Droxidopa European Phase II Data
2007
Initiate Droxidopa PIII Clinical trials
2007
Conclusion